Exhibit 23.2

                               ARTHUR ANDERSEN LLP


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         As independent certified public accountants, we hereby consent to the incorporation by reference of our reports in this Form S-8 Registration Statement of PhyMatrix Corp.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP


Miami, Florida
May 9, 1996